SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2006

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

331 East Evelyn Avenue

Mountain View, CA 94041

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 962-4000

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 6, 2006, Conceptus, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) in connection with amendment of the Company’s By-laws.   This amendment is filed solely to include the Certificate of Amendment to the Company By-laws as Exhibit 3.2 to the Initial Report.

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 3, 2006, the Registrant’s Board of Directors amended the By-laws effective immediately prior to the Annual Shareholders’ Meeting to be held on June 7, 2006, reducing the number of members of such Board to seven persons.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits

Exhibit No.	Description
3.2	Certificate of Amendment to the Company’s By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC.
(Registrant)

By	/s/ Gregory E. Lichtwardt
Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated:  February 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Certificate of Amendment to the Company’s By-laws